MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

MedaCure International Inc ( A Development Stage Company) Las Vegas, Nevada

We have audited the accompanying balance sheet of MedaCure International Inc (A Development Stage Company) as of May 31, 2006, and the related statements of operations, stockholders’ equity and cash flows from inception April 25, 2006 through May  31,  2006  and  the  period  then  ended.    These  financial  statements  are the responsibility  of  the  Company’s  management.   Our  responsibility  is  to  express  an opinion on these financial statements based on our audits.

We  conducted  our  audits  in  accordance  with  standards  of  the  Public  Company Accounting Oversight Board (United States). Those standards require that we plan and perform  the  audits  to  obtain  reasonable  assurance  about  whether  the  financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made  by  management,  as  well  as  evaluating  the overall  financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedaCure International Inc (A Development Stage Company) as of May 31, 2006 and the results of its operations and its cash flows from inception April 25, 2006 through May 31, 2006 and the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The  accompanying  financial statements  have  been  prepared  assuming  that  the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s net losses as of May 31, 2006 raise substantial doubt about its  ability  to  continue as  a  going concern. Management’s  plans  concerning  these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
August 22, 2006

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7511 Fax (702) 253-7501

MEDACURE INTERNATIONAL, INC.
(A Development Stage Company)
Balance Sheet

ASSETS

May 31,
2006

CURRENT ASSETS

Cash	$3,240

Total Current Assets	3,240

TOTAL ASSETS	$3,240

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

Accounts payable	$—
Total Current Liabilities	—
TOTAL LIABILITIES	—

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock: 25,000,000 shares authorized; $0.001 par value; 11,487,500 shares issued and outstanding	11,488
Additional paid-in capital	471,712
Deficit accumulated during the development stage	(479,960)

Total Stockholders' Equity (Deficit)	3,240

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$3,240

The accompanying notes are an integral part of these financial statements.

MEDACURE INTERNATIONAL, INC.
(A Development Stage Company)
Statements of Operations

From Inception of the
Development Stage on April 25,
2006 through
May 31,
2006

REVENUES	$—

OPERATING EXPENSES

General and administrative	7,460

Total Operating Expenses	7,460

LOSS FROM OPERATIONS	(7,460)

OTHER EXPENSES

Impairment of assets	(472,500)

Total Other Expenses	(472,500)

NET LOSS	$(479,960)

BASIC LOSS PER SHARE	$(0.08)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	5,743,750

The accompanying notes are an integral part of these financial statements.

MEDACURE INTERNATIONAL, INC.
(A Development Stage Company)
Statements of Stockholders' Equity (Deficit)

				Deficit
				Accumulated
			Additional	During the
	Common Stock		Paid-In	Development
	Shares	Amount	Capital	Stage
Balance, at inception on April 25, 2006	—	$—	$—	$—

Common shares issued for cash at $0.001 per share	10,700,000	10,700	—	—
Common shares issued pursuant to Asset Purchase Agreement at $0.60 per share	537,500	538	321,962	—
Common shares issued for cash at $0.60 per share	250,000	250	149,750	—
Net loss for the period from inception on April 25, 2006 through May 31, 2006	—	—	—	(479,960)
	11,487,500	$11,488	$471,712	$(479,960)

The accompanying notes are an integral part of these financial statements.

MEDACURE INTERNATIONAL, INC.
(A Development Stage Company)
Statements of Cash Flows

From Inception of the
Development Stage
on April 25,
2006 Through
May 31,
2006
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(479,960)
Adjustments to reconcile net loss to net cash used by operating activities:
Impairment of investments	472,500

Net Cash Used by Operating Activities	(7,460)

CASH FLOWS FROM INVESTING ACTIVITIES

Cash paid for IRT investment	(150,000)

Net Cash Used by Investing Activities	(150,000)

CASH FLOWS FROM FINANCING ACTIVITIES

Common stock issued for cash	160,700

Net Cash Provided by Operating Activities	160,700

NET INCREASE IN CASH	3,240

CASH AT BEGINNING OF PERIOD	—

CASH AT END OF PERIOD	$3,240

CASH PAID FOR:
Interest	$—
Taxes	$—

The accompanying notes are an integral part of these financial statements.

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 1 - NATURE OF ORGANIZATION

a.	Organization and Business Activities

The Company was incorporated under the laws of the State of Nevada on April 25, 2006 under the name MedaCure International, Inc. The Company was formed as a vehicle to market and sell its unique, proprietary Immune Response Therapy (“IRT”) product. The Company has not realized significant revenues to date and therefore classified as a development stage company.

b.	Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting.  The Company has elected a December 31 year-end.

c.	Cash and Cash Equivalents

For the purpose of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

d.	Estimates

The  preparation  of  financial  statements  in  conformity  with  generally  accepted accounting principles requires management to make estimates and assumptions that  affect  the  reported  amounts  of  assets  and  liabilities  and  disclosure  of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e.	Newly Issued Accounting Pronouncements

In April 2002, the FASB issued Statement No. 145 “Rescission of FASB Statements No. 4, 44, and 62, Amendment of FASB Statement No. 13, and Technical Corrections” (SFAS 145). SFAS 145 will require gains and losses on extinguishments of debt to be classified as income or loss from continuing operations rather than as extraordinary items as previously required under Statement of Financial Accounting Standards No. 4 (SFAS 4). Extraordinary treatment will be required for certain extinguishments as provided in APB Opinion No. 30. SFAS 145 also amends Statement of Financial Accounting Standards No. 13 to require certain modifications to capital leases be treated as a sale-leaseback and modifies the accounting for sub-leases when the original lessee remains a secondary obligor (or guarantor). SFAS 145 is effective for financial statements issued after May 15, 2002, and with respect to the impact of the reporting requirements of changes made to SFAS 4 for fiscal years beginning after May 15, 2002. The adoption of the applicable provisions of SFAS 145 did not have an effect on the Company’s financial statements.

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e.	Newly Issued Accounting Pronouncements (Continued)

In June 2002, the FASB issued Statement No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS 146 nullifies Emerging Issues Task Force Issue No. 94-3 “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” SFAS 146 applies to costs associated with an exit activity that does not involve an entity newly acquired in a business combination or with a disposal activity covered by SFAS 144.    SFAS  146  is  effective  for  exit  or  disposal  activities  that  are  initiated  after December 31,  2002,  with  earlier  application  encouraged.  The  adoption  of  the applicable provisions of SFAS 146 did not have an effect on the Company’s financial statements.

In  October  2002,  the  FASB  issued  Statement  No.  147  “Acquisitions  of  Certain Financial Institutions - an amendment of FASB Statements No. 72 and 144 and FASB Interpretation  No.  9”  (SFAS  147).    SFAS  147  removes  acquisitions  of  financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with FASB Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets. Thus, the requirement in paragraph 5 of Statement 72 to recognize (and subsequently amortize) any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset no longer applies to acquisitions within the scope of this Statement. In addition, this Statement amends FASB Statement No. 144, Accounting for the Impairment or Disposal of Long- Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. Consequently, those intangible assets are subject to the same undiscounted cash flow recoverability test and impairment loss recognition and measurement provisions that Statement 144 requires for other long- lived assets that are held and used. SFAS 147 is effective October 1, 2002. The adoption  of  the  applicable  provisions  of  SFAS  147  did  not  have  an  effect the Company’s financial statements.

In December 2002, the FASB issued Statement No. 148 “Accounting for Stock-Based Compensation - Transition and Disclosure - an amendment of FASB Statement No. 123” (SFAS 148). SFAS 148 provides alternate methods of transition for a voluntary change  to  the  fair  value  based  method  of  accounting  for  stock-based  employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reporting results.  SFAS 148 is effective for fiscal years beginning after December 15, 2003. The adoption of SFAS No. 148 did not have a material effect on the financial statements of the Company.

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e.	Newly Issued Accounting Pronouncements (Continued)

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” which is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. This statement amends and clarifies financial accounting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and hedging activities under SFAS 133. The adoption of SFAS No. 149 did not have a material effect on the financial statements of the Company.

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (SFAS 150"). SFAS 150 addresses certain financial instruments that, under previous guidance, could be accounted for as equity, but now must be classified as liabilities in statements of financial position. These financial instruments include: (i) mandatory redeemable financial instruments, (ii) obligations to repurchase the issuer's equity shares by transferring assets, and (iii) obligations to issue a variable number of shares. SFAS 150 is generally effective for all financial instruments entered into or modified  after  May  31,  2003,  and  otherwise  effective  at  the  first  interim  period beginning after June 15, 2003. The adoption of SFAS 150 did not have any impact on the Company's financial position or Statement of Operations.

In January 2003, and revised in December 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). This interpretation of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," addresses consolidation  by  business  enterprises  of  variable  interest  entities, which  possess certain characteristics. FIN 46 requires that if a business enterprise has a controlling financial interest in a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity must be included in the consolidated financial statements with those of the business enterprise.  FIN 46 applies immediately to variable interest entities created after January 31, 2003 and to variable interest entities in  which  an  enterprise  obtains an  interest  after  that  date.  The  consolidation requirements apply to older entities in the first fiscal year or interim period after June 15, 2003. The adoption of the effective provisions of Interpretation 46 did not have any impact on the Company's financial position or statement of operations.

NOTE 2 - GOING CONCERN

The  Company’s  financial  statements  are  prepared  using  generally  accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has  yet  to  generate  significant  revenues  or  fully  develop its  planned  operations, causing it to realizes an overall net loss since its inception.

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 2 - GOING CONCERN (Continued)

In order to continue as a going concern and achieve a profitable level of operations, the Company will need, among other things, additional capital resources in order to develop  a  consistent source  of  revenues.    Management’s  plans include  raising additional from the private placement of shares of its common stock.

The ability of the Company to continue as a going concern is dependent upon its ability to  successfully  accomplish  the  plan  described  in  the  preceding paragraph  and eventually attain profitable operations.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 - EQUITY ACTIVITY

On  April  28,  2006,  the  Company  issued  an  aggregate  of  10,700,000  shares  of common stock to various individuals, each of whom was an officer and/or director of the Company on the date of issuance, in exchange for an aggregate of $10,700 in cash.

On May 12, 2006, the Company issued an aggregate of 537,500 shares of common stock to two unrelated individuals, as partial payment for Immune Response Therapy assets (see Note 4).

On  May  15,  2006,  the  Company issued  250,000  shares  of  common  stock  to an unrelated third party in exchange for $150,000 in cash.

NOTE 4 - ASSET PURCHASE AGREEMENT

On May 15, 2006 the Company entered into an Asset Purchase Agreement whereby the  Company  acquired  certain  exclusive  proprietary  Immune  Response  Therapy (“IRT”) products and technologies from Dr. William and Freida Stacey, in exchange for $150,000 in cash and 537,500 shares of the Company’s common stock. The shares in this transaction have been valued at $0.60 per share, or $322,500, bringing the total value of the consideration paid by the Company for the IRT assets to $472,500.

To the date of these financial statements, the Company has yet to realize significant revenues  from  the  utilization  of  the IRT  assets.    The  Company’s  management continues to focus its business strategy on the utilization of the IRT assets. However, due to the fact that no significant revenues have been generated from the IRT assets, the Company has fully impaired the IRT assets as of May 31, 2006. Accordingly, an asset impairment expense of $472,500 for the period ended May 31, 2006.

MEDACURE INTERNATIONAL, INC.
Notes to the Financial Statements
May 31, 2006

NOTE 5 SUBSEQUENT EVENTS

Subsequent to May 31, 2006, the Company issued 91,667 shares of common stock to an unrelated third party for $55,000 cash.

On June 5, 2006, the Company’s Board of Directors authorized the Company to enter into an Agreement and Plan of Merger with Jump’n Jax, Inc., a Utah corporation. Pursuant to the terms of the Agreement, the Company will exchange 100% of its issued and outstanding common shares for an aggregate of 11,579,167 shares of Jump’n Jax common stock, being exchanged on a one share for one share basis.